Waddell & Reed Advisors
                    Small Cap Fund

                    Annual
                    Report
                    -------------
                    June 30, 2001

CONTENTS


         3     Managers' Discussion

         6     Performance Summary

         8     Portfolio Highlights

         9     Investments

        14     Statement of Assets and Liabilities

        15     Statement of Operations

        16     Statement of Changes in Net Assets

        17     Financial Highlights

        21     Notes to Financial Statements

        27     Independent Auditors' Report

        28     Income Tax Information

        30     Directors & Officers





This report is submitted for the general information of the shareholders of Waddell & Reed Advisors Small Cap Fund, Inc. It is not authorized for distribution to prospective investors in the Fund unless accompanied with or preceded by the Waddell & Reed Advisors Small Cap Fund, Inc. current prospectus and current Fund performance information.

MANAGERS' DISCUSSION

JUNE 30, 2001

An interview with Mark G. Seferovich and Grant P. Sarris, portfolio managers of Waddell & Reed Advisors Small Cap Fund, Inc.


This report relates to the operation of Waddell & Reed Advisors Small Cap Fund, Inc. for the fiscal year ended June 30, 2001. The following discussion, graphs and tables provide you with information regarding the Fund's performance during that period.

How did the Fund perform during the last fiscal year?
The Fund was impacted by the extremely difficult environment for stocks during the fiscal year. While the Fund outperformed its benchmark index during the fiscal year, it had a negative return for the period. The Class A shares of the Fund declined 17.14 percent for the fiscal year, compared with the Russell 2000 Growth Index (reflecting the performance of securities that generally represent the small companies sector of the stock market), which declined 23.32 percent for the year, and the Lipper Small-Cap Growth Funds Universe Average (reflecting the performance of the universe of funds with similar investment objectives), which declined 19.14 percent for the same period. It should be noted that, in the comparison charts, the value of the investment in the Fund is impacted by the sales load at the time of the investment, while the values for the benchmark index and the Lipper category do not reflect a sales load.

What helped the Fund outperform its benchmark index during the fiscal year?
We believe that the Fund's limited exposure to the volatile technology and telecommunications sectors helped our performance, when compared to the benchmark index. We also feel that we have been somewhat overweighted in health care and consumer services stocks, where we believe we received good selection results. Additionally, we believe that our lack of exposure to energy stocks - given the rise in oil and natural gas prices - was a limiting factor in our performance for the fiscal year.

What other market conditions or events influenced the Fund's performance during the fiscal year?
The major influence on the Fund's total performance, we believe, was the significant decline in high-priced growth stocks - particularly technology and telecommunications - and the resulting shift to value stocks. This scenario was triggered mainly, in our opinion, by the interest rate increases that the Federal Reserve instigated during early 2000, along with the increases in energy prices later that year. By fiscal year-end in June 2001, the economy had slowed dramatically and earnings reports were, for the most part, not meeting market expectations. We believe that capital spending will have to go through a slow period, following the last decade's boom period, particularly in technology and telecommunications. We feel that the good news is that it appears that speculation has largely been wrung out of the market. In our opinion, we will not likely see the type of returns we saw for the last few years, but we do believe that we have the opportunity to see reasonable returns and gains in the market as a whole.

What strategies and techniques did you employ that specifically affected the Fund's performance?
For most of the year, we attempted to keep the cash position relatively high and concentrate on what we felt were consistent, seasoned companies, as opposed to speculative, aggressive stocks. We sold some of our biggest winners early in the year and took profits in some of our other technology and biotech issues. Currently, we anticipate emphasizing health care and consumer stocks and we have added to our small position in energy. Technology remains slightly underweighted versus the benchmark, although we have added to our technology positions recently.

What industries or sectors did you emphasize during the fiscal year, and what looks attractive to you going forward?
We are beginning to feel a bit more optimistic about the coming year. Given the economic conditions, we intend to maintain a more diversified portfolio, and perhaps utilize some of our cash more aggressively. We anticipate maintaining our focus on the health care sector, while we also intend to buy what we believe are more seasoned, consistent-growth companies. We have recently increased our exposure to technology, energy and industrials. Although we believe that much of the market's decline is behind us, we have not yet identified the companies or sectors that should be the next growth leaders.


Respectfully,


Mark G. Seferovich
Grant P. Sarris
Managers
Waddell & Reed Advisors
Small Cap Fund, Inc.

Comparison of Change in Value of $10,000 Investment

         Waddell & Reed Advisors Small Cap Fund, Inc., Class A Shares,
                       The Russell 2000 Growth Index and
               The Lipper Small-Cap Growth Funds Universe Average
                        Waddell
                        & Reed                     Lipper
                        Advisors                Small-Cap
                        Small      Russell         Growth
                        Cap           2000          Funds
                        Fund,       Growth       Universe
                        Class A      Index        Average
                      ---------  ---------     ----------
     10-04-99  Purchase   9,425        ---            ---
     10-31-99            10,499     10,000         10,000
     12-31-99            11,643     13,008         13,241
     03-31-00            13,665     14,212         15,431
     06-30-00            13,873     13,171         14,659
     09-30-00            13,079     12,652         14,712
     12-31-00            11,976     10,099         12,434
     03-31-01            10,801      8,564         10,099
     06-30-01            12,197     10,099         11,853

===== Waddell & Reed Advisors Small Cap Fund, Inc., Class A Shares* -- $12,197 +++++ Russell 2000 Growth Index** -- $10,099
----  Lipper Small-Cap Growth Funds Universe Average** -- $11,853

 *The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

**Because the Fund commenced operations on a date other than at the end of a month, and partial month calculations of the performance of the above indexes (including income) are not available, investment in the indexes was effected as of November 1, 1999.


                     Average Annual Total Return+
                    Class A    Class B   Class C   Class Y
               ----------------------------------------------
Year Ended
   6-30-01          -17.14%    -16.27%   -12.82%   -11.57%
Since inception of
   Class++ through
   6-30-01           12.09%     12.70%    15.00%   16.61%

 +Performance data quoted represents past performance and is based on deduction of the maximum applicable sales load for each of the periods. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares held for twelve months or less.) Total returns reflect share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.
++10-4-99 for Class A, Class B, Class C and Class Y shares (the date on which shares were first acquired by shareholders).

Past performance is not predictive of future performance. Indexes are unmanaged.

SHAREHOLDER SUMMARY OF SMALL CAP FUND

-----------------------------------------------------------------
Small Cap Fund

GOAL
To seek growth of capital.

Strategy
Invests primarily in common stocks of domestic and foreign companies whose market capitalizations are within the range of capitalizations of companies included in the Lipper, Inc. Small Cap category ("small cap stocks"). The Fund will emphasize relatively new or unseasoned companies in their early stages of development or smaller companies positioned in new or emerging industries where there is opportunity for rapid growth.

Founded
1999

Scheduled Dividend Frequency
Annually (December)

Performance Summary - Class A Shares

            Per Share Data
  For the Fiscal Year Ended June 30, 2001
  ---------------------------------------

  Dividend paid                  $0.08
                                 =====

  Capital gains distribution     $0.67
                                ======

  Net asset value on
  6-30-01 $12.14 adjusted to:  $ 12.81(A)
  6-30-00                        14.68
                                ------
  Change per share              $(1.87)
                                ======
(A)This number includes the capital gains distribution of $0.67 paid in December 2000 added to the actual net asset value on June 30, 2001.
Past performance is not necessarily indicative of future results.

SHAREHOLDER SUMMARY OF SMALL CAP FUND

-----------------------------------------------------------------
Average Annual Total Return (A)

Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term fluctuation and current performance may be less than the results shown below. Please check the Waddell & Reed website at www.waddell.com for more current performance information.

                         Class A                      Class B
                  -----------------------    ------------------------
                      With      Without         With        Without
Period           Sales Load(B) Sales Load(C)  CDSC(D)        CDSC(E)
------            ----------   ----------    -----------    ---------
 1-year period
  ended 6-30-01    -17.14%      -12.08%         -16.27%       -12.97%
 5-year period
  ended 6-30-01      ---          ---             ---           ---
10-year period
  ended 6-30-01      ---          ---             ---           ---
Since inception
  of Class(F)       12.09%       15.97%          12.70%        14.79%

(A)Performance data represents share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Performance data represents past performance and is no guarantee of future results. Share price, investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
(B)Performance data is based on deduction of 5.75% sales load on the initial purchase in the periods.
(C)Performance data does not take into account the sales load deducted on an initial purchase.
(D)Performance data reflects the effect of paying the applicable contingent deferred sales charge (CDSC) at a maximum of 5.00% upon redemption at the end of the period.
(E)Performance data does not reflect the effect of paying the applicable CDSC upon redemption at the end of the period.
(F)10-4-99 for Class A shares and Class B shares (the date on which shares were first acquired by shareholders).

Average Annual Total Return(A)

Period            Class C(B)   Class Y(C)
------            ----------   ----------
 1-year period
  ended 6-30-01    -12.82%      -11.57%
 5-year period
  ended 6-30-01      ---          ---
10-year period
  ended 6-30-01      ---          ---
Since inception
  of Class(D)       15.00%       16.61%

(A)Performance data represents share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Performance data represents past performance and is no guarantee of future results. Share price, investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
 (B)Performance data reflects the effect of paying the applicable contingent deferred sales charge (CDSC) at a maximum of 1.00% which declines to zero at the end of the first year after investment. (Accordingly, these returns reflect no CDSC since it only applies to Class C shares held for twelve months or less.)

(C)Performance data does not include the effect of sales charges, as Class Y shares are not subject to these charges.
(D)10-4-99 for Class C shares and Class Y shares (the date on which shares were first acquired by shareholders).

Investing in small cap stocks may carry more risk than investing in stocks of larger, more well-established companies.

SHAREHOLDER SUMMARY OF SMALL CAP FUND

-----------------------------------------------------------------
Portfolio Highlights

On June 30, 2001, Waddell & Reed Advisors Small Cap Fund, Inc. had net assets totaling $496,165,248 invested in a diversified portfolio of:

   65.78% Common Stocks
   34.10% Cash and Cash Equivalents
   0.12% Corporate Debt Security

As a shareholder of Waddell & Reed Advisors Small Cap Fund, Inc., for every $100 you had invested on June 30, 2001, your Fund owned:

 $34.10  Cash and Cash Equivalents
  26.71  Services Stocks
  21.36  Manufacturing Stocks
   6.04  Transportation, Communication, Electric
           and Sanitary Services Stocks
   5.07  Mining Stocks
   4.05  Wholesale and Retail Trade Stocks
   2.55  Finance, Insurance and Real Estate Stocks
   0.12  Corporate Debt Security

THE INVESTMENTS OF SMALL CAP FUND

June 30, 2001

                                              Shares        Value
COMMON STOCKS
Automotive Dealers and Service Stations - 0.67%
O'Reilly Automotive, Inc.* ...............   115,800  $ 3,335,040
                                                      -----------

Business Services - 18.79%
Acxiom Corporation* ......................   646,900    8,222,099
Affymetrix, Inc.* ........................   283,799    6,193,913
Catalina Marketing Corporation* ..........   223,900    6,831,189
Cerner Corporation* ......................   125,700    5,264,316
CheckFree Corporation* ...................   191,400    6,729,624
Citrix Systems, Inc.* ....................    94,000    3,287,650
Dendrite International, Inc.* ............   434,800    4,815,410
Digital Insight Corporation* .............   541,000   11,415,100
FactSet Research Systems, Inc. ...........   138,500    4,944,450
Getty Images, Inc.* ......................   402,100   10,557,136
MemberWorks Incorporated* ................   171,300    3,977,586
OTG Software, Inc.* ......................   344,000    2,442,400
ProBusiness Services, Inc.* ..............   128,800    3,420,284
Sanchez Computer Associates, Inc.* .......   230,200    3,221,649
Take-Two Interactive Software, Inc.* .....   246,300    4,575,022
Transaction Systems Architects, Inc.,
 Class A*  ...............................   519,200    7,349,276
                                                      -----------
                                                       93,247,104
                                                      -----------

Chemicals and Allied Products - 1.64%
Pharmacyclics, Inc.* .....................   240,000    8,136,000
                                                      -----------

Coal Mining - 1.39%
Peabody Energy Corporation* ..............   209,900    6,874,225
                                                      -----------

Communication - 5.03%
Emmis Communications Corporation, Class A*   166,600    5,130,447
Illuminet Holdings, Inc.* ................   322,500   10,150,688
Western Wireless Corporation,
 Class A*  ...............................   225,200    9,684,726
                                                      -----------
                                                       24,965,861
                                                      -----------

Educational Services - 3.36%
ITT Educational Services, Inc.* ..........   371,000   16,695,000
                                                      -----------


                See Notes to Schedule of Investments on page 13.

THE INVESTMENTS OF SMALL CAP FUND

June 30, 2001
                                              Shares        Value
COMMON STOCKS (Continued)
Electronic and Other Electric Equipment - 7.47%
Advanced Fibre Communications, Inc.* .....   498,500  $10,286,548
Cree, Inc.* ..............................   273,400    7,109,767
Genesis Microchip Incorporated* ..........    28,200    1,021,545
Tekelec* .................................   335,300    9,011,187
TriQuint Semiconductor, Inc.* ............   431,900    9,611,935
                                                      -----------
                                                       37,040,982
                                                      -----------

Engineering and Management Services - 2.95%
Gene Logic Inc.* .........................   345,600    7,525,440
MAXIMUS, Inc.* ...........................   177,300    7,107,957
                                                      -----------
                                                       14,633,397
                                                      -----------

Food and Kindred Products - 2.64%
American Italian Pasta Company, Class A* .   282,100   13,089,440
                                                      -----------

Health Services - 1.61%
Apria Healthcare Group Inc.* .............   277,600    8,008,760
                                                      -----------

Industrial Machinery and Equipment - 1.68%
Lam Research Corporation* ................   278,300    8,325,344
                                                      -----------

Instruments and Related Products - 3.52%
Credence Systems Corporation* ............   163,900    3,972,116
VISX, Incorporated* ......................   696,000   13,467,600
                                                      -----------
                                                       17,439,716
                                                      -----------

Miscellaneous Retail - 0.74%
Borders Group, Inc.* .....................   164,400    3,682,560
                                                      -----------

Nondepository Institutions - 2.55%
Financial Federal Corporation* ...........   272,400    7,885,980
Medallion Financial Corp. ................   453,100    4,768,877
                                                      -----------
                                                       12,654,857
                                                      -----------

                See Notes to Schedule of Investments on page 13.

THE INVESTMENTS OF SMALL CAP FUND

June 30, 2001
COMMON STOCKS (Continued)                     Shares        Value
Oil and Gas Extraction - 3.68%
Global Industries, Ltd.* .................   666,000 $  8,814,510
Newfield Exploration Company* ............   294,400    9,438,464
                                                      -----------
                                                       18,252,974
                                                      -----------

Railroad Transportation - 1.01%
Kansas City Southern Industries, Inc.* ...   315,900    4,991,220
                                                      -----------

Rubber and Miscellaneous Plastics Products - 1.28%
AptarGroup, Inc. .........................   195,900    6,353,037
                                                      -----------

Stone, Clay and Glass Products - 1.00%
Cabot Microelectronics Corporation* ......    79,200    4,965,444
                                                      -----------

Transportation Equipment - 2.13%
Gentex Corporation* ......................   379,900   10,589,713
                                                      -----------

Wholesale Trade -- Durable Goods - 2.64%
MSC Industrial Direct Co., Inc., Class A*    567,200    9,869,280
Packard BioScience Company* ..............   390,900    3,242,515
                                                      -----------
                                                       13,111,795
                                                      -----------

TOTAL COMMON STOCKS - 65.78%                         $326,392,469
 (Cost: $309,465,584)
                                           Principal
                                           Amount in
CORPORATE DEBT SECURITY - 0.12%            Thousands
Communication
Kestrel Solutions, Inc., Convertible,
 5.5%, 7-15-05 (A)  ......................   $ 1,000  $   575,000
                                                      -----------
 (Cost:  $1,000,000)
SHORT-TERM SECURITIES
Commercial Paper
 Auto Repair, Services and Parking - 3.02%
 Hertz Corporation (The),
   4.0%, 7-6-01 ..........................     5,000    4,997,222
 PHH Corp.,
   4.05%, 7-19-01 ........................    10,000    9,979,750
                                                      -----------
                                                       14,976,972
                                                      -----------
                See Notes to Schedule of Investments on page 13.

THE INVESTMENTS OF SMALL CAP FUND

June 30, 2001
                                           Principal
                                           Amount in
                                           Thousands        Value
SHORT-TERM SECURITIES (Continued)
Commercial Paper (Continued)
 Chemicals and Allied Products - 4.75%
 Abbott Laboratories,
   3.8%, 7-5-01 ..........................   $10,000  $ 9,995,778
 du Pont (E.I.) de Nemours and Company,
   3.85153%, Master Note .................     3,564    3,564,000
 Merck & Co., Inc.,
   3.88%, 7-2-01 .........................    10,000    9,998,922
                                                      -----------
                                                       23,558,700
                                                      -----------

 Communication - 2.01%
 BellSouth Corporation,
   3.92%, 7-6-01 .........................    10,000    9,994,556
                                                      -----------

 Depository Institutions - 4.03%
 Barclays U.S. Funding Corp.,
   3.76%, 7-31-01 ........................     5,000    4,984,333
 National Australia Funding (DE) Inc.,
   3.86%, 7-5-01 .........................     5,000    4,997,856
 Svenska Handelsbanken Inc.,
   3.92%, 7-9-01 .........................    10,000    9,991,289
                                                      -----------
                                                       19,973,478
                                                      -----------

 Electric, Gas and Sanitary Services - 2.01%
 Florida Power Corp.,
   3.95%, 7-26-01 ........................     5,000    4,986,285
 OGE Energy Corp.,
   4.1%, 7-6-01 ..........................     5,000    4,997,153
                                                      -----------
                                                        9,983,438
                                                      -----------

 Food and Kindred Products - 4.69%
 ConAgra, Inc.,
   4.02%, 7-27-01 ........................    10,000    9,970,967
 General Mills, Inc.,
   3.9%, Master Note .....................     4,297    4,297,000
 Heinz (H.J.) Co.,
   3.93%, 7-10-01 ........................     9,000    8,991,157
                                                      -----------
                                                       23,259,124
                                                      -----------
                See Notes to Schedule of Investments on page 13.

THE INVESTMENTS OF SMALL CAP FUND

June 30, 2001

                                           Principal
                                           Amount in
                                           Thousands        Value

SHORT-TERM SECURITIES (Continued)
Commercial Paper (Continued)
 Industrial Machinery and Equipment - 2.01%
 Ingersoll-Rand Company,
   4.1%, 7-17-01 .........................   $10,000  $ 9,981,778
                                                      -----------

 Insurance Carriers - 2.01%
 USAA Capital Corp.,
   3.8%, 7-18-01 .........................    10,000    9,982,056
                                                      -----------

 Nondepository Institutions - 3.94%
 PACCAR Financial Corp.,
   3.62%, Master Note ....................     4,562    4,562,000
 Transamerica Finance Corp.,
   3.9%, 7-11-01 .........................    15,000   14,983,208
                                                      -----------
                                                       19,545,208
                                                      -----------

 Printing and Publishing - 2.01%
 Gannett Co.,
   3.85%, 7-9-01 .........................    10,000    9,991,444
                                                      -----------

Total Commercial Paper - 30.48%                       151,246,754

Municipal Obligations
 California - 1.41%
 California Pollution Control Financing Authority,
   Environmental Improvement Revenue Bonds, Shell
   Oil Company Project, Series 1998A (Taxable),
   4.15%, 7-2-01 .........................     6,980    6,980,000
                                                      -----------

 Texas - 1.61%
 Brazos River Harbor Navigation District of
   Brazoria County, Texas, Taxable Variable Rate
   Demand Revenue Bonds, Series 2001A (The Dow
   Chemical Company Project),
   4.08%, 7-6-01 .........................     8,000    8,000,000
                                                      -----------

Total Municipal Obligations - 3.02%                    14,980,000

                See Notes to Schedule of Investments on page 13.

THE INVESTMENTS OF SMALL CAP FUND

June 30, 2001


                                                            Value

TOTAL SHORT-TERM SECURITIES - 33.50%                 $166,226,754
 (Cost: $166,226,754)

TOTAL INVESTMENT SECURITIES - 99.40%                 $493,194,223
 (Cost: $476,692,338)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.60%       2,971,025

NET ASSETS - 100.00%                                 $496,165,248


Notes to Schedule of Investments

 * No dividends were paid during the preceding 12 months.
(A)Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2001, the total value of this security amounted to 0.12% of net assets.

   See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.

   See Note 4 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

STATEMENT OF ASSETS AND LIABILITIES

SMALL CAP FUND
June 30, 2001
(In Thousands, Except for Per Share Amounts)
ASSETS
 Investment securities -- at value (Notes 1 and 4)       $493,194
 Cash   ...........................................            33
 Receivables:
   Investment securities sold......................         2,556
   Fund shares sold ...............................         1,498
   Dividends and interest .........................           108
 Prepaid insurance premium  .......................             1
                                                         --------
    Total assets  .................................       497,390
LIABILITIES                                              --------
 Payable to Fund shareholders ............ ........           775
 Accrued transfer agency and dividend
   disbursing (Note 3) ............................           162
 Payable for investment securities purchased  .....           161
 Accrued service fee (Note 3)  ....................            55
 Accrued distribution fee (Note 3)  ...............            22
 Accrued management fee (Note 3)  .................            22
 Accrued shareholder servicing - Class Y (Note 3) .             8
 Accrued accounting services fee (Note 3)  ........             6
 Other  ...........................................            14
                                                         --------
    Total liabilities  ............................         1,225
                                                         --------
      Total net assets ............................      $496,165
NET ASSETS                                               ========
 $0.001 par value capital stock:
   Capital stock ..................................      $     41
   Additional paid-in capital .....................       522,498
 Accumulated undistributed income (loss):
   Accumulated undistributed net investment income            716
   Accumulated undistributed net realized loss on
    investment transactions  ......................       (43,578)
   Distribution in excess of net realized loss on
    investment transactions  ......................           (14)
   Net unrealized appreciation in value of investments     16,502
    Net assets applicable to outstanding                 --------
      units of capital ............................      $496,165
                                                         ========
Net asset value per share (net assets divided by shares outstanding):
 Class A  .........................................        $12.14
 Class B ..........................................        $12.01
 Class C  .........................................        $12.05
 Class Y  .........................................        $12.18
Capital shares outstanding:
 Class A  .........................................        30,525
 Class B ..........................................         3,907
 Class C  .........................................         1,182
 Class Y  .........................................         5,281
Capital shares authorized .........................     1,000,000
                       See Notes to Financial Statements.

STATEMENT OF OPERATIONS

SMALL CAP FUND
For the Fiscal Year Ended June 30, 2001
 (In Thousands)

INVESTMENT INCOME
 Income (Note 1B):
   Interest and amortization .......................      $ 8,680
   Dividends .......................................           28
                                                          -------
    Total income  ..................................        8,708
                                                          -------
 Expenses (Note 3):
   Investment management fee .......................        3,494
   Transfer agency and dividend disbursing:
    Class A  .......................................        1,272
    Class B  .......................................          260
    Class C  .......................................           64
   Service fee:
    Class A  .......................................          695
    Class B  .......................................           97
    Class C  .......................................           29
   Distribution fee:
    Class A  .......................................           93
    Class B  .......................................          290
    Class C  .......................................           88
   Registration fees ...............................          128
   Accounting services fee .........................           68
   Shareholder servicing - Class Y .................           67
   Custodian fees...................................           31
   Audit fees.......................................           11
   Legal fees.......................................            6
   Other ...........................................          154
                                                          -------
      Total expenses ...............................        6,847
                                                          -------
       Net investment income  ......................        1,861
                                                          -------
REALIZED AND UNREALIZED LOSS ON
 INVESTMENTS (NOTES 1 AND 4)
 Realized net loss on investments  .................      (43,578)
 Unrealized depreciation in value of investments
   during the period................................       (5,081)
                                                          -------
   Net loss on investments .........................      (48,659)
                                                          -------
    Net decrease in net assets resulting from
      operations ...................................     $(46,798)
                                                         ========
                       See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

SMALL CAP FUND
(In Thousands)
                                                          For the
                                             For the       period
                                              fiscal         from
                                                year     10-4-99*
                                               ended      through
                                             6-30-01      6-30-00
                                            --------     --------
INCREASE IN NET ASSETS
 Operations:
   Net investment income ...............    $  1,861     $  1,460
   Realized net gain (loss) on investments   (43,578)      20,905
   Unrealized appreciation
    (depreciation)  ....................      (5,081)      21,583
                                            --------     --------
    Net increase (decrease) in net assets
      resulting from operations ........     (46,798)      43,948
                                            --------     --------
 Distributions to shareholders (Note 1E):**
   From net investment income:
    Class A  ...........................      (1,969)        (157)
    Class B  ...........................         ---           (8)
    Class C  ...........................         ---           (3)
    Class Y  ...........................        (505)         (14)
   From realized gains on securities transactions:
    Class A  ...........................     (15,904)         (18)
    Class B  ...........................      (1,978)          (1)
    Class C ............................        (598)          (1)
    Class Y  ...........................      (2,404)          (1)
   In excess of realized capital gains:
    Class A  ...........................         (11)         ---
    Class B  ...........................          (1)         ---
    Class C  ...........................         ---***       ---
    Class Y  ...........................          (2)         ---
                                            --------     --------
                                             (23,372)        (203)
                                            --------     --------
 Capital share transactions (Note 6)  ..     223,203      299,287
                                            --------     --------
      Total increase....................     153,033      343,032
NET ASSETS
 Beginning of period  ..................     343,132          100
                                            --------     --------
 End of period, including undistributed
   net investment income of $716 and
   $1,307, respectively ................    $496,165     $343,132
                                            ========     ========
  *Commencement of operations.
 **See "Financial Highlights" on pages 17 - 20.
***Not shown due to rounding.
                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

SMALL CAP FUND
Class A Shares
For a Share of Capital Stock Outstanding Throughout Each Period:
                    For the        For the
                     fiscal        period from
                       year        10-4-99*
                      ended        through
                    6-30-01        6-30-00
                   --------        --------
Net asset value,
 beginning of
 period  ........... $14.68         $10.00
                     ------         ------
Income (loss) from investment
 operations:
 Net investment
   income ..........   0.05           0.09
 Net realized and
   unrealized gain (loss)
   on investments ..  (1.84)          4.62
                     ------         ------
Total from investment
 operations   ......  (1.79)          4.71
                     ------         ------
Less distributions:
 From net investment
   income ..........  (0.08)         (0.03)
 From capital gains   (0.67)         (0.00)**
 In excess of
   capital gains ...  (0.00)**       (0.00)
                     ------         ------
Total distributions   (0.75)         (0.03)
                     ------         ------
Net asset value,
 end of period  .... $12.14         $14.68
                     ======         ======
Total return*** .... -12.08%         47.19%
Net assets, end of
 period (in
 millions)  ........   $371           $287
Ratio of expenses
 to average net
 assets  ...........   1.59%          1.61%****
Ratio of net investment
 income to average
 net assets  .......   0.53%          1.22%****
Portfolio turnover
 rate  .............  34.56%         36.81%
   *Commencement of operations.
  **Not shown due to rounding.
 ***Total return calculated without taking into account the sales load deducted on an initial purchase.
****Annualized.
                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

SMALL CAP FUND
Class B Shares
For a Share of Capital Stock Outstanding
Throughout Each Period:

                                           For the
                            For the         period
                             fiscal           from
                               year       10-4-99*
                              ended        through
                            6-30-01        6-30-00
                            -------        -------
Net asset value,
 beginning of period         $14.58         $10.00
                             -----          -----
Income (loss) from investment
 operations:
 Net investment income (loss) (0.05)          0.02
 Net realized and
   unrealized gain (loss)
   on investments ..          (1.85)          4.58
                             -----          -----
Total from investment
 operations  .......          (1.90)          4.60
                             -----          -----
Less distributions:
 From net investment
   income ..........          (0.00)         (0.02)
 From capital gains           (0.67)         (0.00)**
 In excess of
   capital gains ...          (0.00)**       (0.00)
                             -----          -----
Total distributions           (0.67)         (0.02)
                             -----          -----
Net asset value,
 end of period  ....         $12.01         $14.58
                             =====          =====
Total return .......         -12.97%         46.07%
Net assets, end of
 period (in
 millions)  ........            $47            $32
Ratio of expenses to
 average net assets            2.62%          2.72%***
Ratio of net investment
 income (loss) to average
 net assets  .......          -0.51%          0.08%***
Portfolio turnover
 rate  .............          34.56%         36.81%

     *Commencement of operations.
    **Not shown due to rounding.
   ***Annualized.

                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

SMALL CAP FUND
Class C Shares
For a Share of Capital Stock Outstanding
Throughout Each Period:

                                           For the
                            For the         period
                             fiscal           from
                               year       10-4-99*
                              ended        through
                            6-30-01        6-30-00
                            -------        -------
Net asset value,
 beginning of period         $14.60         $10.00
                             -----          -----
Income (loss) from investment
 operations:
 Net investment income (loss) (0.04)          0.03
 Net realized and
   unrealized gain(loss)
   on investments ..          (1.84)          4.59
                             -----          -----
Total from investment
 operations  .......          (1.88)          4.62
                             -----          -----
Less distributions:
 From net investment
   income ..........          (0.00)         (0.02)
 From capital gains           (0.67)         (0.00)**
 In excess of
   capital gains ...          (0.00)**       (0.00)
                             -----          -----
Total distributions           (0.67)         (0.02)
                             -----          -----
Net asset value,
 end of period  ....         $12.05         $14.60
                             =====          =====
Total return .......         -12.82%         46.27%
Net assets, end of
 period (in
 millions)  ........            $14            $10
Ratio of expenses to
 average net assets            2.49%          2.51%***
Ratio of net investment
 income (loss) to average
 net assets  .......          -0.38%          0.29%***
Portfolio turnover
 rate  .............          34.56%         36.81%

     *Commencement of operations.
    **Not shown due to rounding.
   ***Annualized.

                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

SMALL CAP FUND
Class Y Shares
For a Share of Capital Stock Outstanding
Throughout Each Period:

                                           For the
                            For the         period
                             fiscal           from
                               year       10-4-99*
                              ended        through
                            6-30-01        6-30-00
                            -------        -------
Net asset value,
 beginning of period         $14.71         $10.00
                             -----          -----
Income (loss) from investment
 operations:
 Net investment income         0.04           0.14
 Net realized and
   unrealized gain (loss)
   on investments ..          (1.76)          4.62
                             -----          -----
Total from investment
 operations  .......          (1.72)          4.76
                             -----          -----
Less distributions:
 From net investment
   income ..........          (0.14)         (0.05)
 From capital gains           (0.67)         (0.00)**
 In excess of
   capital gains ...          (0.00)**       (0.00)
                             -----          -----
Total distributions           (0.81)         (0.05)
                             -----          -----
Net asset value,
 end of period  ....         $12.18         $14.71
                             =====          =====
Total return .......         -11.57%         47.75%
Net assets, end of
 period (in
 millions)  ........            $64            $14
Ratio of expenses to
 average net assets            1.08%          1.15%***
Ratio of net investment
 income to average
 net assets  .......           0.96%          1.68%***
Portfolio turnover
 rate  .............          34.56%         36.81%

     *Commencement of operations.
    **Not shown due to rounding.
   ***Annualized.

                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

June 30, 2001

NOTE 1 -- Significant Accounting Policies

     Waddell & Reed Advisors Small Cap Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Its investment objective is to seek growth of capital. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A. Security valuation -- Each stock and convertible bond is valued at the latest sale price thereof on the last business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported for a stock, the average of the latest bid and asked prices. Bonds, other than convertible bonds, are valued using a pricing system provided by a pricing service or dealer in bonds. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Stocks which are traded over-the-counter are priced using the Nasdaq Stock Market, which provides information on bid and asked prices quoted by major dealers in such stocks. Short-term debt securities are valued at amortized cost, which approximates market.

B. Security transactions and related investment income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Premium and discount on the purchase of bonds are
     amortized for both financial and tax reporting purposes.   Dividend income
     is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. See Note 4 -- Investment Securities Transactions.

C. Foreign currency translations -- All assets and liabilities denominated in foreign currencies are translated into U.S. dollars daily. Purchases and sales of investment securities and accruals of income and expenses are translated at the rate of exchange prevailing on the date of the transaction. For assets and liabilities other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates. The Fund combines fluctuations from currency exchange rates and fluctuations in market value when computing net realized and unrealized gain or loss from investments.

D. Federal income taxes -- It is the Fund's policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax. Accordingly, provision has not been made for Federal income taxes. See Note 5 - Federal Income Tax Matters.

E. Dividends and distributions -- Dividends and distributions to shareholders are recorded by the Fund on the business day following record date. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, foreign currency transactions, net operating losses and expiring capital loss carryovers. At June 30, 2001, $21,592 was reclassified between paid-in capital and accumulated undistributed net investment income. Net investment income, net realized gains and net assets were not affected by this change.

     The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     A new provision in the AICPA Audit and Accounting Guide for Investment Companies, as revised, requires mandatory amortization of premiums and discounts on debt securities for fiscal years beginning after December 15, 2000. The Fund already amortizes premiums and discounts on debt securities, therefore management believes there will be no impact to the Fund.

NOTE 2 -- Organization

     The Fund, a Maryland corporation, was organized on June 3, 1999, and was inactive (except for matters relating to its organization and registration as an investment company under the Investment Company Act of 1940 and the registration of its shares under the Securities Act of 1933) until October 4, 1999 (the date of the initial public offering).

     On September 6, 1999, Waddell & Reed, Inc. ("W&R") purchased for investment 10,000 Class A shares of the Fund at their net asset value of $10.00 per share.

     Prepaid registration expenses in the amount of $51,035 were paid by the Fund and were amortized over the twelve months following the initial public offering.

NOTE 3 -- Investment Management and Payments to Affiliated Persons

     The Fund pays a fee to Waddell & Reed Investment Management Company ("WRIMCO"), the Fund's investment manager and a wholly owned subsidiary of W&R, for investment management services. The fee is computed daily based on the net asset value at the close of business. The fee is payable by the Fund at the annual rates of: 0.85% of net assets up to $1 billion, 0.83% of net assets over $1 billion and up to $2 billion, 0.80% of net assets over $2 billion and up to $3 billion, and 0.76% of net assets over $3 billion. However, WRIMCO has agreed to waive its management fee on any day that the Fund's net assets are less than $25 million, subject to its right to change or modify this waiver. The Fund accrues and pays this fee daily.


     The Fund has an Accounting Services Agreement with Waddell & Reed Services Company ("WARSCO"), a wholly owned subsidiary of W&R. Under the agreement, WARSCO acts as the agent in providing accounting services and assistance to the Fund and pricing daily the value of shares of the Fund. For these services, the Fund pays WARSCO a monthly fee of one-twelfth of the annual fee shown in the following table.

                            Accounting Services Fee
                  Average
               Net Asset Level           Annual Fee
          (all dollars in millions) Rate for Each Level
          ------------------------- -------------------
           From $    0 to $   10          $      0
           From $   10 to $   25          $ 11,000
           From $   25 to $   50          $ 22,000
           From $   50 to $  100          $ 33,000
           From $  100 to $  200          $ 44,000
           From $  200 to $  350          $ 55,000
           From $  350 to $  550          $ 66,000
           From $  550 to $  750          $ 77,000
           From $  750 to $1,000          $ 93,500
                $1,000 and Over           $110,000

     In addition, for each class of shares in excess of one, the Fund pays WARSCO a monthly per-class fee equal to 2.5% of the monthly base fee.

     Prior to September 1, 2000, the Accounting Services Agreement was as shown in the following table.

                            Accounting Services Fee
                  Average
               Net Asset Level           Annual Fee
          (all dollars in millions) Rate for Each Level
          ------------------------- -------------------
           From $    0 to $   10          $      0
           From $   10 to $   25          $ 10,000
           From $   25 to $   50          $ 20,000
           From $   50 to $  100          $ 30,000
           From $  100 to $  200          $ 40,000
           From $  200 to $  350          $ 50,000
           From $  350 to $  550          $ 60,000
           From $  550 to $  750          $ 70,000
           From $  750 to $1,000          $ 85,000
                $1,000 and Over           $100,000

     For Class A, Class B and Class C shares, the Fund pays WARSCO a monthly per account charge for transfer agency and dividend disbursement services of $1.3375 for each shareholder account which was in existence at any time during the prior month. With respect to Class Y shares, the Fund pays WARSCO a monthly fee at an annual rate of 0.15% of the average daily net assets of the class for the preceding month. The Fund also reimburses W&R and WARSCO for certain out-of-pocket costs.

     Prior to September 1, 2000, for Class A, Class B and Class C shares, the Fund paid WARSCO a monthly per account charge for transfer agency and dividend disbursement services of $1.3125 for each shareholder account which was in existence at any time during the prior month, plus $0.30 for each account on which a dividend or distribution of cash or shares had a record date in that month.

     As principal underwriter for the Fund's shares, W&R received gross sales commissions for Class A shares (which are not an expense of the Fund) of $3,774,863. During the period ended June 30, 2001, W&R received $65,129 and $8,624 in deferred sales charges for Class B and Class C shares, respectively. With respect to Class A, Class B and Class C shares, W&R paid sales commissions of $2,697,445 and all expenses in connection with the sale of Fund shares, except for registration fees and related expenses.

     Under a Distribution and Service Plan for Class A shares adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund may pay a distribution and/or service fee to W&R in an amount not to exceed 0.25% of the Fund's Class A average annual net assets. The fee is to be paid to reimburse W&R for amounts it expends in connection with the distribution of the Class A shares and/or provision of personal services to Fund shareholders and/or maintenance of shareholder accounts.

     Under the Distribution and Service Plan adopted by the Fund for Class B and Class C shares, respectively, the Fund may pay W&R a service fee of up to 0.25%, on an annual basis, of the average daily net assets of the class to compensate W&R for providing services to shareholders of that class and/or maintaining shareholder accounts for that class and a distribution fee of up to 0.75%, on an annual basis, of the average daily net assets of the class to compensate W&R for distributing the shares of that class. The Class B Plan and the Class C Plan each permit W&R to receive compensation, through the distribution and service fee, respectively, for its distribution activities for that class, which are similar to the distribution activities described with respect to the Class A Plan, and for its activities in providing personal services to shareholders of that class and/or maintaining shareholder accounts of that class, which are similar to the corresponding activities for which it is entitled to reimbursement under the Class A Plan.

     The Fund paid Directors' fees of $9,285, which are included in other expenses.


     W&R is a subsidiary of Waddell & Reed Financial, Inc., a holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

NOTE 4 -- Investment Securities Transactions

     Purchases of investment securities, other than U.S. Government obligations and short-term securities, aggregated $238,558,663, while proceeds from maturities and sales aggregated $92,619,156. Purchases of short-term securities aggregated $3,629,268,590, while proceeds from maturities and sales aggregated $3,582,644,233.


     For Federal income tax purposes, cost of investments owned at June 30, 2001 was $476,694,629, resulting in net unrealized appreciation of $16,499,594, of which $48,642,013 related to appreciated securities and $32,142,419 related to depreciated securities.

NOTE 5 -- Federal Income Tax Matters

For Federal income tax purposes, the Fund realized capital losses of $1,425,485 during the fiscal year ended June 30, 2001, which included the effect of certain losses deferred into the next fiscal year (see discussion below). These losses are available to offset future realized capital gain net income for Federal income tax purposes but will expire if not utilized by June 30, 2009.

Internal Revenue Code regulations permit the Fund to defer into its next fiscal year net capital losses or net long-term capital losses incurred between each November 1 and the end of its fiscal year ("post-October losses"). From November 1, 2000 through June 30, 2001, the Fund incurred net capital losses of $42,149,913, which have been deferred to the fiscal year ending June 30, 2002.


NOTE 6 -- Multiclass Operations

     The Fund is authorized to offer four classes of shares, Class A, Class B, Class C and Class Y, each of which have equal rights as to assets and voting privileges. Class Y shares are not subject to a sales charge on purchases, are not subject to a Rule 12b-1 Distribution and Service Plan and are subject to a separate transfer agency and dividend disbursement services fee structure. A comprehensive discussion of the terms under which shares of each class are offered is contained in the Prospectus and the Statement of Additional Information for the Fund.

     Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of their relative net assets as of the beginning of each day adjusted for the prior day's capital share activity.

     Transactions in capital stock are summarized below. Amounts are in thousands.

                                        For the

                                      period from
                     For the fiscal    October 4,
                         year ended  1999 through
                           June 30,      June 30,
                               2001          2000
                         ----------    ----------
Shares issued from sale
 of shares:
 Class A  ............       13,334        20,753
 Class B .............        1,898         2,289
 Class C .............          704           730
 Class Y  ............        7,746         1,209
Shares issued from
 reinvestment of dividends
 and/or capital gains
 distribution:
 Class A  ............        1,483            15
 Class B .............          166             1
 Class C .............           50           ---*
 Class Y  ............          244             1
Shares redeemed:
 Class A  ............       (3,833)       (1,237)
 Class B .............         (378)          (69)
 Class C .............         (251)          (51)
 Class Y  ............       (3,664)         (255)
                             ------        ------
Increase in outstanding
 capital shares              17,499        23,386
                             ======        ======

Value issued from sale
 of shares:
 Class A  ............     $168,815      $267,576
 Class B .............       23,919        29,971
 Class C .............        8,820         9,558
 Class Y  ............       98,309        14,603
Value issued from
 reinvestment of dividends
 and/or capital gains
 distribution:
 Class A  ............       17,713           174
 Class B .............        1,971             9
 Class C .............          595             4
 Class Y  ............        2,911            15
Value redeemed:
 Class A  ............      (47,333)      (17,533)
 Class B .............       (4,595)         (926)
 Class C .............       (3,077)         (701)
 Class Y  ............      (44,845)       (3,463)
                           --------      --------
Increase in
 outstanding capital       $223,203      $299,287
                           ========      ========
       *Not shown due to rounding.

INDEPENDENT AUDITORS' REPORT



The Board of Directors and Shareholders,
Waddell & Reed Advisors Small Cap Fund, Inc.:


We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Waddell & Reed Advisors Small Cap Fund, Inc. (the "Fund") as of June 30, 2001, and the related statement of operations for the fiscal year then ended, the statements of changes in net assets and the financial highlights for the fiscal year then ended and the fiscal period October 4, 1999 (inception) through June 30, 2000. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Waddell & Reed Advisors Small Cap Fund, Inc. as of June 30, 2001, the results of its operations for the fiscal year then ended, the changes in its net assets and the financial highlights for the fiscal year then ended and the fiscal period October 4, 1999 through June 30, 2000, in conformity with accounting principles generally accepted in the United States of America.



Deloitte & Touche LLP
Kansas City, Missouri
August 3, 2001

INCOME TAX INFORMATION


The amounts of the dividends and long-term capital gains below, multiplied by the number of shares owned by you on the record date, will give you the total amounts to be reported in your Federal income tax return for the years in which they were received or reinvested.

                        PER-SHARE AMOUNTS REPORTABLE AS:
             --------------------------------------------------------
                      For Individuals       For Corporations
                   -------------------------------------------------------
  Record             Ordinary Long-Term                Non- Long-Term
    Date    Total      IncomeCapital GainQualifyingQualifyingCapital Gain
----------- -----    ------------------------------------------------
                                    Class A
12-13-00  $0.7540     $0.7540      $---  $0.0011    $0.7529      $---
          =======     =======   =======  =======    =======   =======

                              Class B and Class C
12-13-00  $0.6710     $0.6710      $---     $---    $0.6710      $---
          =======     =======   =======  =======    =======   =======

                                    Class Y
12-13-00  $0.8120     $0.8120      $---  $0.0018    $0.8102      $---
          =======     =======   =======  =======    =======   =======

CORPORATION DEDUCTIONS -- Under Federal tax law, the amounts reportable as Qualifying Dividends are eligible for the dividends received deduction in the year received as provided by Section 243 of the Internal Revenue Code.

The tax status of dividends paid will be reported to you on Form 1099-DIV after the close of the applicable calendar year.

Shareholders are advised to consult with their tax adviser concerning the tax treatment of dividends and distributions from the Fund.

To all traditional IRA Planholders:


As required by law, income tax will automatically be withheld from any distribution or withdrawal from a traditional IRA unless you make a written election not to have taxes withheld. The election may be made by submitting forms provided by Waddell & Reed, Inc. which can be obtained from your Waddell & Reed representative or by submitting Internal Revenue Service Form W-4P. Once made, an election can be revoked by providing written notice to Waddell & Reed, Inc. If you elect not to have tax withheld you may be required to make payments of estimated tax. Penalties may be imposed by the IRS if withholding and estimated tax payments are not adequate.


Householding

If you currently receive one copy of the shareholder reports and prospectus for your household (even if more than one person in your household owns shares of the Fund) and you would prefer to receive separate shareholder reports and prospectuses for each account holder living at your address, you can do either of the following:

Fax your request to 800-532-2749
Write to us at the address listed on the inside back cover for Waddell & Reed, Inc.

Please list each account for which you would like to receive separate shareholder reports and prospectus mailings. We will resume sending separate documents within 30 days of receiving your request.

DIRECTORS

Keith A. Tucker, Overland Park, Kansas, Chairman of the Board
James M. Concannon, Topeka, Kansas
John A. Dillingham, Kansas City, Missouri
David P. Gardner, San Mateo, California
Linda K. Graves, Topeka, Kansas
Joseph Harroz, Jr., Norman, Oklahoma
John F. Hayes, Hutchinson, Kansas
Robert L. Hechler, Overland Park, Kansas
Henry J. Herrmann, Overland Park, Kansas
Glendon E. Johnson, Miami, Florida
William T. Morgan, Coronado, California
Frank J. Ross, Jr., Kansas City, Missouri
Eleanor B. Schwartz, Kansas City, Missouri
Frederick Vogel III, Milwaukee, Wisconsin

OFFICERS
Robert L. Hechler, President
Henry J. Herrmann, Vice President
Theodore W. Howard, Vice President and Treasurer
Kristen A. Richards, Vice President and Secretary
Grant P. Sarris, Vice President
Daniel C. Schulte, Vice President
Mark G. Seferovich, Vice President

The Waddell & Reed Advisors Group of Mutual Funds


Waddell & Reed Advisors Accumulative Fund
Waddell & Reed Advisors Asset Strategy Fund, Inc.
Waddell & Reed Advisors Bond Fund
Waddell & Reed Advisors Cash Management, Inc.
Waddell & Reed Advisors Continental Income Fund, Inc.
Waddell & Reed Advisors Core Investment Fund
Waddell & Reed Advisors Global Bond Fund, Inc.
Waddell & Reed Advisors Government Securities Fund, Inc.
Waddell & Reed Advisors High Income Fund, Inc.
Waddell & Reed Advisors International Growth Fund, Inc.
Waddell & Reed Advisors Municipal Bond Fund, Inc.
Waddell & Reed Advisors Municipal High Income Fund, Inc.
Waddell & Reed Advisors Municipal Money Market Fund, Inc.
Waddell & Reed Advisors New Concepts Fund, Inc.
Waddell & Reed Advisors Retirement Shares, Inc.
Waddell & Reed Advisors Science and Technology Fund
Waddell & Reed Advisors Small Cap Fund, Inc.
Waddell & Reed Advisors Tax-Managed Equity Fund, Inc.
Waddell & Reed Advisors Value Fund, Inc.
Waddell & Reed Advisors Vanguard Fund, Inc.








FOR MORE INFORMATION:
Contact your representative, or your
local office as listed on your
Account Statement, or contact:
  WADDELL & REED
  CUSTOMER SERVICE
  6300 Lamar Avenue
  P.O. Box 29217
  Shawnee Mission, KS  66201-9217
  (888)-WADDELL
  (888)-923-3355


Our INTERNET address is:
  http://www.waddell.com

NUR1018A(6-01)

For more complete information regarding any of the mutual funds in Waddell & Reed Advisors Funds, including charges and expenses, please obtain the Fund's prospectus by calling or writing to the number or address listed above. Please read the prospectus carefully before investing.